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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2004

REEBOK INTERNATIONAL LTD.
(Exact Name of Registrant Specified in Charter)

MASSACHUSETTS (State or Other Jurisdiction of Incorporation)	1-9340 (Commission File Number)	04-2678061 (I.R.S. Employer Identification No.)
1895 J.W. Foster Boulevard, Canton, Massachusetts (Address of Principal Executive Offices)		02021 (Zip Code)

Registrant's telephone number, including area code: (781) 401-5000

N/A

Former Name or Former Address, if Changed Since Last Report

ITEM 5. OTHER EVENTS.

        On April 26, 2004, Reebok International Ltd. ("Reebok") issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

Exhibit Number	Description of Document
99.1	Press Release dated April 26, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEBOK INTERNATIONAL LTD.
Date: April 26, 2004		/s/ KENNETH WATCHMAKER
	Name:	Kenneth Watchmaker
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
99.1	Press Release dated April 26, 2004.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
Exhibit Index